CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Z Holdings Group, Inc. FKA Big Time Acquisition, Inc., a Delaware corporation (the “Company”), on Form 10-K, as amended for the fiscal year ending August 31, 2012 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Scot Scheer, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;                        and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results                       of operations of the Company.

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

    /s/ Scot Scheer

                                                                                                                    Scot Scheer

                                                                                                                    Chief Executive Officer

Date: February 26, 2013                                                                                           Chief Financial Officer